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                                                                    EXHIBIT 23.2


                        [ARTHUR ANDERSEN LLP LETTERHEAD]




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 21, 1996, included in Garden Botanika, Inc.'s Registration Statement on Form S-1, as amended, and to all references to our Firm included in this registration statement.






Seattle, Washington
July 22, 1996